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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2004

Duane Reade Inc.
(Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation)	001-13843 (Commission File Number)	04-3164702 (IRS Employer Identification No.)
440 Ninth Avenue New York, New York 10001 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (212) 273-5700

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  a)
  Financial Statements. Not Applicable

  b)
  Pro Forma Financial Information. Not Applicable

  c)
  Exhibits

        The following materials are attached as exhibits to this Current Report on Form 8-K

Exhibit Number	Description
99.1	Press Release dated April 21, 2004

Item 12. Results of Operations and Financial Condition

        On April 21, 2004, Duane Reade Inc. issued a press release containing its financial results for the fiscal quarter ended March 27, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

        The information contained in Item 12 of this Current Report on Form 8-K (including the press release) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section. The information contained in Item 12 of this Current Report on Form 8-K (including the press release) shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUANE READE INC.
By:	/s/ JOHN K. HENRY John K. Henry Senior Vice President and Chief Financial Officer

Date    April 21, 2004

*
Print name and title of the signing officer under his signature.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
  Item 12. Results of Operations and Financial Condition
SIGNATURES